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                                                                   Exhibit 10.22


                                 AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                     DATABASE AND SOFTWARE LICENSE AGREEMENT

       Amendment No. 1, dated as of May 28, 1999, between Barnes & Noble,
Inc., a Delaware corporation having an office located at 122 Fifth Avenue, New York, New York 10011 ("Licensor"), and barnesandnoble.com llc, a Delaware limited liability company having an office located at 76 Ninth Avenue, 11th Floor, New York, New York 10011 ("Licensee"), amending that certain Amended and Restated Database and Software License Agreement dated as of October 31, 1998, by and among the Licensor, Licensee and barnesandnoble.com inc. (formerly known as Barnes & Noble Online, Inc.) ("Online") (the "Original Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.

                  WHEREAS, Licensor, Licensee and Online have entered into the Original Agreement;

                  WHEREAS, the Original Agreement may be amended upon written consent of the Licensor and Licensee; and

                  WHEREAS, Licensor and Licensee wish to amend the Original Agreement as set forth herein.

                  NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Amendments to Original Agreement.

                           (a) The second "Whereas" clause of the Original
Agreement is hereby amended by adding the phrase "as the same may be amended, modified or supplemented from time to time," immediately before the words "the "LLC Agreement" in the fourth line thereof.

                           (b) The phrase "BN Managers" in Section 1(b) of the
Original Agreement is hereby deleted and replaced by the phrase "BN Directors".

                           (c) Section 2(a) of the Original Agreement is hereby
deleted and replaced in its entirety by the following language:

                  "2. Term; Effects of Termination. (a) The term of this Agreement (the "Term") shall commence on the date hereof and shall continue until terminated as provided herein. Licensor may terminate this Agreement, on prior written notice to Licensee: (i) if Licensee is in default of the terms of this Agreement and such default continues for more than thirty (30) days after written notice thereof to Licensee; (ii) if Licensee files a petition in bankruptcy or is adjudicated a bankrupt or insolvent, or makes an assignment for the benefit of

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creditors, or an arrangement pursuant to any bankruptcy law, or if Licensee discontinues or dissolves its business or if a receiver is appointed for Licensee or for Licensee's business and such receiver is not discharged within 30 days; or (iii) at any time beginning one year after a transfer by BAG (or any successor in interest) of any of its Membership Units to any third party deriving more than 50% of its revenue from book sales at the time of the transfer."

                  2. Original Agreement in Full Force and Effect. Except as herein expressly amended, all of the provisions of the Original Agreement remain unchanged and in full force and effect.

                  3. References in Original Agreement. From and after the date hereof, all references in the Original Agreement to "this Agreement," "hereof," "herein," or similar terms, shall mean and refer to the Original Agreement as amended by this Amendment.

                  4. Governing Law. This Amendment shall be construed and interpreted according to the laws of the State of New York, without regard to the conflicts of law rules thereof.

                  5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                       BARNES & NOBLE, INC.


                                       By: /s/ Leonard Riggio
                                          -----------------------
                                             Name: Leonard Riggio
                                             Title:   Chairman

                                       barnesandnoble.com llc


                                       By: /s/ Jonathan Bulkeley
                                          -----------------------
                                             Name: Jonathan Bulkeley
                                             Title:   CEO

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